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                                                                    Exhibit 10.3

               Kitty Hawk, Inc. - 2004 Leadership Performance Plan

                                  Plan Summary


o A variable compensation incentive plan for selected eligible management employees

         o A pool of available dollars is funded based on the Company achieving certain financial performance. A portion of the pool is non-discretionary that is paid out to individuals based on the Company's financial performance and a portion of the pool is discretionary that is paid out based on individual performance

o        Annual Plan with a Mid-year Progress Payment

o        Annual Payout Pool based on achieving Annual Leadership Plan Pretax
         Income

         o        Threshold     50% of Leadership Plan Pretax Income

         o        Target (Plan) 100% of Leadership Plan Pretax Income

         o        Maximum       120% of Leadership Plan Pretax Income

o Annual Payout Pool calculated by multiplying Eligible Employees' Annual Salaries by Annual Eligible Employee Target Payout Percentage multiplied by Annual Financial Performance Percentage

o        Annual Eligible Employee Target Payout Percentage

         o        CEO                           60%

         o        Executive                     50%

         o        Director                      30%

         o        Manager                       15%

         o        Supervisor                    7.5%

         o        Individual Contributor        7.5%

o        Annual Financial Performance Percentage

         o        Threshold                     50%

         o        Target                        100%

         o        Maximum                       150%

         o Below the Annual Leadership Pretax Income Threshold, the Annual Financial Performance Percentage is 0%.


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               Kitty Hawk, Inc. - 2004 Leadership Performance Plan

                             Plan Summary - (cont'd)


o Mid-year Progress Payment Pool set at a flat 33% of the Annual Payout Pool for achieving or exceeding `Target' Leadership Plan Pretax Income

         o Mid-year Progress Payment Pool set at a flat 25% of the `Target' Annual Payout Pool for achieving Mid-year `Threshold' Leadership Plan Pretax Income

                  o If Mid-year Leadership Plan Pretax Income is less than `Threshold', then the Mid-year Progress Payment Pool will be 0

         o Actual Mid-year Progress Payment Pool will be subtracted from final Annual Payout Pool

                  o Mid-year Progress Payment is non-recoverable should Annual Leadership Pretax Income be insufficient to meet an Annual Threshold level

o Individual Employee Payout calculated by multiplying Employee Salary by Annual Eligible Employee Target Payout Percentage by Award Metric Allocation

o        Award Metric Allocation

         o 75% - non-discretionary - based solely upon achieving the financial results

         o        25% - management discretion except for CEO and Executive
                  Officers

                  o CEO - Compensation Committee recommendation/Board approval

                  o Executive Officers - recommendation to Compensation Committee by CEO/Board Approval

                  o Unused discretionary amounts can be redeployed to other Eligible Employees within same direct reporting structure as approved by CEO and CFO and consistent with guidelines developed by the VP Team Resources - ex. CEO can redeploy unused portion of discretionary amount to his direct reports

                           o Maximum Leadership discretionary allocation cannot exceed twice the discretionary standard dollar amount available to the Eligible Employee - ex. Based on a 25% management discretion Award Metric Allocation, a particular Eligible Employee could receive a discretionary $1,200. The maximum discretionary amount this particular Eligible Employee could receive would be twice $1,200 or $2,400


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               Kitty Hawk, Inc. - 2004 Leadership Performance Plan

   Economics - Pretax Income, and Annual Payout and Mid-year Progress Payment


o 2004 Annual and Mid-year Leadership Plan Pretax Income Threshold, Target and Maximum amounts will be set by the Board of Directors or by the Compensation Committee if delegated to it by the Board of Directors.

o The Board of Directors, or as delegated by the Board of Directors to the Compensation Committee, can make adjustments to the financial plan targets for non-recurring or special items not contemplated at the time the financial plan was approved or for material changes in the business environment. The CEO and CFO will make recommendations for these modifications for consideration and approval prior to finalization of the Company's relevant 10-Q and 10-K.




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               Kitty Hawk, Inc. - 2004 Leadership Performance Plan

                  Proposed Rules for New Hires and Terminations


o Employees hired after the start of a performance period are eligible to participate on a pro-rata basis.

         o Payouts will be pro-rated for the number of days employed during the performance period unless an exception is approved by the Compensation Committee.

         o Employees must be employed for at least 90 days of the Mid-year and Annual performance period to be eligible for the applicable Mid-year Progress Payout and Annual Payout.

                  o Example 1 - An employee who starts on April 1st is not entitled to a Mid-year Progress Payment but would be entitled to a pro rated Annual Payout. Example 2 - An employee who begins on October 1st, would not be entitled to a pro-rated Annual Payout.

         o        Leadership Performance Plan is not an employee entitlement.

o Employees must be employed on the last day of the performance period and on the date the Leadership Performance Plan payment is made.

         o However, if an employee is terminated not for "cause", dies, retires or becomes disabled during the performance period or after the performance period but before the date of the payment, he/she is eligible for a pro-rata bonus based on actual performance during the performance period.

                  o Payout will be pro-rated for the number of days employed during the performance period.

                  o Leaves of absences will be prorated from Mid-year Progress Payment and Annual Payout.

o In the event of a Change in Control, employees will receive a pro-rated payout based on performance to date.

         o Performance will be measured through the end of the month prior to the consummation of the Change in Control relative to the goals for the performance period.

         o Bonus will be pro-rated for the number of days employed during the performance period.

o The Board of Directors, or as delegated by the Board of Directors to the Compensation Committee, has final authority in all matters pertaining to the interpretation, execution and modification of the Leadership Performance Plan.

         o Payments made under the Leadership Performance Plan cannot be made if they violate any Company contracts or laws and will be made in cash net of applicable withholdings.



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               Kitty Hawk, Inc. - 2004 Leadership Performance Plan

                                    Mechanics

Mid-year Progress Payment

o Mid-year Progress Payment made as soon as possible after finalizing Kitty Hawk 2nd quarter 10-Q - mid-August.

         Steps

o CEO and CFO makes recommendations to Compensation Committee for adjustments to calculate Leadership Plan Pretax Income, and reviews with the Compensation Committee the Leadership Pretax Income and Mid-year Progress Payment calculations - Target 3rd week in July.

         o Leadership Pretax Income and Mid-year Progress Payment calculations reviewed by the external auditor - Target 4th week in July.

o Compensation Committee, or CEO and CFO at the direction of the Compensation Committee, makes recommendation to the Board of Directors for adjustments to calculate Leadership Plan Pretax Income, and approval of the Mid-year Progress Payment - Target 1st week in August.

         o Board of Directors approves payout subject to Audit Committee approval to file second quarter financial statements with the SEC, such to be filed financial statements to reflect the payout approved by the Board of Directors.

Annual Payout

o Annual Payout made as soon as possible after finalizing Kitty Hawk, Inc. audited financial statements and filing of its 10-K - Late March or early April.

         Steps

o CEO and CFO makes recommendations to Compensation Committee for adjustments to calculate Leadership Plan Pretax Income, and reviews with the Compensation Committee the Leadership Pretax Income and Annual Payout calculations - Target 2rd week in March.

         o Leadership Pretax Income and Mid-year Progress Payment calculations reviewed by the external auditor - 1st week in March.

o Compensation Committee, or CEO and CFO at the direction of the Compensation Committee, makes recommendation to the Board of Directors for adjustments to calculate Leadership Plan Pretax Income, and approval of the Mid-year Progress Payment - Target 3rd week in March.

         o Board of Directors approves payout subject to Audit Committee approval to file second quarter financial statements with the SEC, such to be filed financial statements to reflect the payout approved by the Board of Directors.



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